2007 October 27, 2006 First Quarter Earnings Exhibit 99.03

Forward-Looking Statements and GAAP Reconciliation
Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.
These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 10-Q and Form 8-K reports
(including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in its various lines of businesses; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by or settlement discussions with any regulatory authority or any legal and administrative proceedings, including shareholder litigation; difficulties in opening new facilities or fully utilizing existing capacity; the costs, difficulties and uncertainties related the integration of acquired businesses; with respect to future dividends, the decision by the board of directors to declare such dividends, which is expected to consider Cardinal
Health’s surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; with respect to future share repurchases, the approval of the board of directors, which is expected to consider Cardinal Health’s then-current stock price, earnings, cash flows, financial condition and prospects as well as alternatives available to Cardinal Health at the time any such action is considered; and general economic and market conditions.  Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.  In addition, this presentation includes non-GAAP financial measures.  Cardinal Health provides definitions and a reconciliation between GAAP and non-GAAP financial information at the end of this presentation and on its investor relations page at www.cardinalhealth.com.

Today’s Agenda
Opening remarks Kerry Clark
President & Chief
Executive Officer
Financial overview Jeff Henderson
Chief Financial
Officer
PTS update David Schlotterbeck
CEO, Pharmaceutical
and Medical Products
Q&A

4 Financial Overview • FY 2007 Q1 Results – Consolidated • FY 2007 Q1 Results – Segments • Key Value Drivers • FY 2007 Financial Targets and Goals • Other Items

Revenue
Operating earnings
Earnings from continuing
operations
Diluted EPS
Operating cash flow
Return on equity
Q1 FY 2007 Recap
$ M % Change
1
$21,357 11%
$     464 23%
$     300 26%
$    0.73 33%
$    722
14.5%
$ M % Change
1
$     492 23%
$     320 27%
$    0.78 32%
15.3%
GAAP Basis
Note:  % change over prior year quarter
Non-GAAP Basis
1

6
Q1 Operating Earnings and EPS

Operating Earnings
($MM)
Diluted EPS from
Continuing
Operations
Operating Earnings
($MM)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $464 $0.73 $377 $0.55
Special Items $24 $0.04 $21 $0.03
Impairment Charges
& Other $4 $0.01 $3 $0.01
Non-GAAP
Consolidated $492 $0.78 $400 $0.59
Non-Recurring &
Other Items $32 $0.05
Q1 FY 2007 Q1 FY 2006

Cardinal Health Business Analysis
Healthcare Supply Chain Services - Pharmaceutical
Q1 FY ‘07        Q1 FY ‘06
$ M                  $ M % change
Revenue                       $  18,505 $ 16,509            12%
Operating earnings                         $       301          $      243            24%
Non-recurring and other items                                      $ 32
Highlights:
• Economic Profit margin   increased 15 basis points to 0.76% vs. prior year
• Strong growth in generics driven by recent new item launches and strategic sourcing
• Integration of F. Dohmen Co. and Parmed progressing well
• Efficient inventory management, as days inventory on hand declined 2 days vs. prior year
• Strong earnings growth from nuclear pharmacy services
• $32 million non-recurring and other items charge related to vendor credits from prior periods recorded in Q1 FY’06
Note:  Non-GAAP financial measure
1
1

Cardinal Health Business Analysis
Healthcare Supply Chain Services - Medical
Q1 FY ‘07        Q1 FY ‘06
$ M                  $ M % change
Revenue                       $   1,806 $   1,763            2%
Operating earnings                         $        74          $        82         (10%)
Highlights:
• Economic Profit margin declined 64 basis points to 1.17% due to earnings decline and increased capital deployed
• Customer service consolidation and new sales organization (IPS) impacting revenue growth during transition period
• Competitive pricing pressure within Presource surgical kitting business
• Strong growth from Canadian medical distribution and lab distribution businesses

Cardinal Health Business Analysis
Clinical Technologies and Services
Q1 FY ‘07        Q1 FY ‘06
$ M                  $ M % change
Revenue                       $       594         $      576 3%
Operating earnings                            $        68          $        78 (14%)
Highlights:
• New product launch delays in medication technologies (Pyxis and Alaris) impacted revenue and earnings during the quarter
• Earnings negatively impacted by Alaris SE recall, including a $13.5 million charge in Q1 related to the current estimate of the cost to resolve the key bounce issue
• Good earnings growth in Pyxis supply technologies
• Earnings dampened by continued investment in R&D
• Continued investments in product quality and customer service resulting in improved customer service ratings

Cardinal Health Business Analysis
Pharmaceutical Technologies and Services
Q1 FY ‘07        Q1 FY ‘06
$ M                  $ M % change
Revenue                       $      451 $      411           10%
Operating earnings                         $        22          $        20           13%
Highlights:
• Good earnings growth from oral technologies and packaging services
• Strong demand for proprietary technologies, led by Zydis
• Continued progress made N. Raleigh manufacturing site
–
expect to be profitable by end of fiscal year
• Continued operational and equipment issues at Albuquerque sterile manufacturing facility
• Major customer volume reduction in Woodstock sterile manufacturing facility

Cardinal Health Business Analysis
Medical Products Manufacturing
Q1 FY ‘07        Q1 FY ‘06
$ M                  $ M % change
Revenue                       $      424 $      383           11%
Operating earnings                         $        61          $        53           15%
Highlights:
• Revenue growth driven by strong demand for respiratory products, convertors and gloves
• Integration of Denver Biomedical ahead of plan
• Operating margin improvements driven by manufacturing improvements and previous facility restructurings
• Product innovation – new latex free, coated surgeons gloves
• Earnings growth dampened by increased investment in R&D spending

FY 2007 – Key Value Drivers
Operating Growth
– Strong demand for products and services drive revenue growth
– Within Healthcare Supply Chain Services, leverage of scale, capital efficiency and operational excellence should drive Economic Profit margin expansion
– Within Pharmaceutical and Medical Products, operational excellence, product innovation and international expansion should drive operating margin expansion
– SG&A moderation
– Declining equity compensation expense
Balance sheet management
– Focus on return on capital, economic profit margin and economic profit
– Continued portfolio optimization
Disciplined capital deployment

FY 2007 Financial Targets & Goals

Over FY'07 - FY'09 3 Year Period: Fiscal Year 2007
Revenue: + 8 - 10% At or above the high end of long-term goal
EPS ¹:
+ 12 - 15%
$3.50 - $3.70 per share (includes equity compensation expense)
Operating
FY07 OE ²
growth
Segment Revenue
Earnings ²
vs. long-term target Drivers
HSCS - Pharma + 7 - 10% + 7 - 10% In range * Strong bulk growth; generic launches; cost control; stable to increasing
EP margins driven by efficient capital usage; impact of Dohmen acquisition
* Sell margin pressure; stable to declining operating margins due to sales mix (driven by lower-margin bulk revenue growth)
HSCS - Medical + 4 - 7% + 6 - 9% In range * Strong corporate brand sales growth; cost control; stable to increasing operating margins; stable EP margins
* Launch of IPS and customer service consolidations
MPM + 6 - 8% + 10 - 12% Above range * New contracts; product innovation; international growth; impact of restructuring and sourcing initiatives; impact of DBI acquisition
PTS + 6 - 9% + 8 - 15% Low end of range * Packaging growth; value pricing; increasing operating margins due to operational improvements
* Opening of N. Raleigh and Brussels facilities; stable Oral
CTS + 10 - 15% + 15 - 20% Below range * Strong product demand for Alaris and Pyxis products; new product launches; continued impact of operational improvements; international expansion; impact of MedMined acquisition
* Increased investment in innovation, quality and service
* Current estimate of SE pump fix; impact of Care Fusion acquisition
Return on Equity ³
: 15% - 20% In line with long-term goal
Operating Cash Flow: > 100% of net earnings In line with long-term goal
Cash Returned up to 50% of OCF, via share - Quarterly dividend increased 50% to $0.09 per share
to Shareholders:      repurchase and dividends - Announced $2 billion multi-year repurchase in August 2006
Credit Rating: Strong investment grade Continued progress from BBB
1
Non-GAAP diluted EPS from continuing operations.
2
  Segment operating earnings growth rates represent organic growth only (except as noted).
3
  Non-GAAP return on equity.
One Year Targets Long-Term Financial Goals

Other Items
Generics
– Global focus / leveraging scale across all of Cardinal
– Strategic initiatives
• Worldwide sourcing capabilities
• Strategic product ownership
– Growth
• Proprietary Source program
• Customer contract compliance
• New customers
One Cardinal Health update

15 Q&A